Exhibit 99.2

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES
Introduction to the Unaudited Pro Forma Condensed Consolidated Financial Statements

          The following unaudited pro forma condensed consolidated financial information is presented to illustrate the effect of Oil States International, Inc.’s (the “Company”) sale (the “Disposition”) of its tubular services subsidiary, Sooner, Inc. (“Sooner”), to Marubeni-Itochu Tubulars America Inc. (“MITA”) pursuant to the Stock Purchase Agreement (the “Agreement”) by and among MITA, Sooner and the Company dated September 5, 2013. The unaudited pro forma condensed consolidated balance sheet as of June 30, 2013 and the unaudited pro forma condensed consolidated statements of operations for the six months ended June 30, 2013 and June 30, 2012 and the years ended December 31, 2012, 2011 and 2010 are based on the historical financial statements of the Company.  The unaudited pro forma condensed consolidated financial statements as of June 30, 2013, for the six months ended June 30, 2013 and 2012, and for the year ended December 31, 2012 give effect to the disposition and the related planned repayment of debt with a portion of net proceeds associated with the Disposition as if such transactions had occurred on June 30, 2013 for the unaudited pro forma condensed consolidated balance sheet and on January 1, 2012 for the unaudited pro forma condensed consolidated statements of income.  The unaudited pro forma condensed consolidated financial information should be read in conjunction with the Company’s historical consolidated financial statements and notes thereto contained in the Company’s 2012 Annual Report on Form 10-K, filed on February 20, 2013, and Form 10-Q for the quarter ended June 30, 2013, filed on July 31, 2013.

          The preparation of the unaudited pro forma condensed consolidated financial information is based on financial statements prepared in accordance with accounting principles generally accepted in the United States of America. These principles require the use of estimates that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

          The unaudited pro forma condensed consolidated financial information is provided for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position. However, the pro forma adjustments reflected in the accompanying unaudited pro forma condensed consolidated financial information reflect estimates and assumptions that the Company’s management believes to be reasonable.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

June 30, 2013

(In Thousands, Except Share Amounts)

	Historical	Tubular Services	Pro Forma Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$225,857	$(16,067)	$600,000	(a)	$663,857
			16,067	(b)
			(2,000)	(c)
			(160,000)	(d)
Accounts receivable, net	738,784	(156,014)	--		582,770
Inventories, net	698,587	(433,615)	--		264,972
Prepaid expenses and other current assets	64,968	(223)	--		64,745
Total current assets	1,728,196	(605,919)	454,067		1,576,344

Property, plant and equipment, net	1,858,410	(23,254)	--		1,835,156
Goodwill, net	491,846	-	--		491,846
Other intangible assets, net	129,754	-	--		129,754
Other noncurrent assets	64,323	(6,786)	--		57,537
Total assets	$4,272,529	$(635,959)	$454,067		$4,090,637

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$251,053	$(118,947)	$--		$132,106
Accrued liabilities	99,958	(5,211)	--		94,747
Income taxes	8,146	(30,803)	50,032	(e)	58,178
			30,803	(f)
Current portion of long-term debt and capitalized leases	20,349	-	(20,000)	(d)	349
Deferred revenue	66,408	(17,720)	--		48,688
Other current liabilities	36,588	-	--		36,588
Total current liabilities	482,502	(172,681)	60,835		370,656

Long-term debt and capitalized leases	1,146,134	-	(140,000)	(d)	1,006,134
Deferred income taxes	121,968	(5,277)	--		116,691
Other noncurrent liabilities	23,589	-	--		23,589
Total liabilities	1,774,193	(177,958)	(79,165)		1,517,070

Stockholders' equity:
Oil States International, Inc. stockholders' and subsidiary equity:
Common stock, $.01 par value, 200,000,000 shares authorized, 59,008,138 shares and 58,488,299 shares issued, respectively, and 55,148,868 shares and 54,695,473 shares outstanding, respectively	590	-	--		590
Additional paid-in capital	614,927	-	--		614,927
Retained earnings/subsidiary equity	2,077,909	(458,001)	600,000	(a)	2,153,140
			16,067	(b)
			(50,032)	(e)
			(30,803)	(f)
			(2,000)	(c)
Accumulated other comprehensive income	(62,887)	-	--		(62,887)
Common stock held in treasury at cost, 3,792,826 and 3,514,789 shares, respectively	(133,747)	-	--		(133,747)
Total Oil States International, Inc. stockholders' equity and subsidiary equity	2,496,792	(458,001)	533,232		2,572,023
Noncontrolling interest	1,544	-	--		1,544
Total stockholders' equity	2,498,336	(458,001)	533,232		2,573,567
Total liabilities and stockholders' equity	$4,272,529	$(635,959)	$454,067		$4,090,637

The accompanying notes are an integral part of these pro forma financial statements.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

Six Months ended June 30, 2013

(In Thousands, Except Per Share Amounts)

	Historical	Tubular Services	Pro Forma Adjustments		Pro Forma
Revenues:
Product	$1,126,416	$(780,122)	$--		$346,294
Service and other	983,572	(19,337)	--		964,235
	2,109,988	(799,459)	--		1,310,529
Costs and expenses:
Product costs	999,241	(740,066)	--		259,175
Service and other costs	576,444	(18,809)	--		557,635
Selling, general and administrative expenses	112,047	(9,481)	--		102,566
Depreciation and amortization expense	135,537	(1,209)	--		134,328
Other operating expense	(860)	-	--		(860)
	1,822,409	(769,565)	--		1,052,844
Operating income	287,579	(29,894)	--		257,685
Interest expense, net of capitalized interest	(39,748)	-	1,776	(g)	(37,972)
Interest income	1,202	-	--		1,202
Equity in earnings (loss) of unconsolidated affiliates	(766)	(65)	--		(831)
Other income	2,291	(541)	--		1,750
Income before income taxes	250,558	(30,500)	1,776		221,834
Income tax provision	(71,105)	11,391	(622)	(g)	(60,336)
Net income	$179,453	$(19,109)	$1,154		$161,498
Less: Net income attributable to noncontrolling interests	739	-	-		739
Net income attributable to Oil States International, Inc.	$178,714	$(19,109)	$1,154		$160,759

Net income per share attributable to Oil States International, Inc. common stockholders
Basic	$3.25				$2.93
Diluted	$3.22				$2.90
Weighted average number of common shares outstanding (in thousands):
Basic	54,935				54,935
Diluted	55,477				55,477

The accompanying notes are an integral part of these pro forma financial statements.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

Six Months ended June 30, 2012

(In Thousands, Except Per Share Amounts)

	Historical	Tubular Services	Pro Forma Adjustments		Pro Forma
Revenues:
Product	$1,187,841	$(869,690)	$--		$318,151
Service and other	1,002,239	(20,751)	--		981,488
	2,190,080	(890,441)	--		1,299,639
Costs and expenses:
Product costs	1,055,971	(814,305)	--		241,666
Service and other costs	558,990	(20,136)	--		538,854
Selling, general and administrative expenses	96,592	(9,229)	--		87,363
Depreciation and amortization expense	104,884	(1,144)	--		103,740
Other operating expense	137	-	--		137
	1,816,574	(844,814)	--		971,760
Operating income	373,506	(45,627)	--		327,879
Interest expense, net of capitalized interest	(35,880)	-	1,960	(g)	(33,920)
Interest income	539	-	--		539
Equity in earnings (loss) of unconsolidated affiliates	640	(388)	--		252
Other income	6,044	(506)	--		5,538
Income before income taxes	344,849	(46,521)	1,960		300,288
Income tax provision	(97,901)	17,360	(686)	(g)	(81,227)
Net income	$246,948	$(29,161)	$1,274		$219,061
Less: Net income attributable to noncontrolling interests	650	-	-		650
Net income attributable to Oil States International, Inc.	$246,298	$(29,161)	$1,274		$218,411

Net income per share attributable to Oil States International, Inc. common stockholders
Basic	$4.78				$4.24
Diluted	$4.45				$3.94
Weighted average number of common shares outstanding (in thousands):
Basic	51,533				51,533
Diluted	55,404				55,404

The accompanying notes are an integral part of these pro forma financial statements.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

Year ended December 31, 2012

(In Thousands, Except Per Share Amounts)

	Historical	Tubular Services	Pro Forma Adjustments		Pro Forma
Revenues:
Product	$2,429,139	$(1,735,825)	$--		$693,314
Service and other	1,983,949	(46,074)	--		1,937,875
	4,413,088	(1,781,899)	--		2,631,189
Costs and expenses:
Product costs	2,174,000	(1,642,192)	--		531,808
Service and other costs	1,118,969	(44,773)	--		1,074,196
Selling, general and administrative expenses	203,651	(19,107)	--		184,544
Depreciation and amortization expense	230,098	(2,306)	--		227,792
Other operating expense	2,590	-	--		2,590
	3,729,308	(1,708,378)	--		2,020,930
Operating income	683,780	(73,521)	--		610,259
Interest expense, net of capitalized interest	(68,922)	--	3,785	(g)	(65,137)
Interest income	1,583	--	--		1,583
Equity in earnings (loss) of unconsolidated affiliates	243	(663)	--		(420)
Other income	10,211	(938)	--		9,273
Income before income taxes	626,895	(75,122)	3,785		555,558
Income tax provision	(177,047)	28,035	(1,325)	(g)	(150,337)
Net income	$449,848	$(47,087)	$2,460		$405,221
Less: Net income attributable to noncontrolling interests	1,239	-	-		1,239
Net income attributable to Oil States International, Inc.	$448,609	$(47,087)	$2,460		$403,982

Net income per share attributable to Oil States International, Inc. common stockholders
Basic	$8.47				$7.63
Diluted	$8.10				$7.29
Weighted average number of common shares outstanding (in thousands):
Basic	52,959				52,959
Diluted	55,384				55,384

The accompanying notes are an integral part of these pro forma financial statements.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

Year ended December 31, 2011

(In Thousands, Except Per Share Amounts)

	Historical	Tubular Services	Pro Forma Adjustments	Pro Forma
Revenues:
Product	$1,815,526	$(1,348,277)	$--	$467,249
Service and other	1,663,654	(26,540)	--	1,637,114
	3,479,180	(1,374,817)	--	2,104,363
Costs and expenses:
Product costs	1,617,399	(1,267,416)	--	349,983
Service and other costs	981,868	(24,421)	--	957,447
Selling, general and administrative expenses	182,434	(18,000)	--	164,434
Depreciation and amortization expense	188,147	(1,758)	--	186,389
Other operating expense	1,809	-	--	1,809
	2,971,657	(1,311,595)	--	1,660,062
Operating income	507,523	(63,222)	--	444,301
Interest expense, net of capitalized interest	(57,506)	--	--	(57,506)
Interest income	1,700	--	--	1,700
Equity in earnings (loss) of unconsolidated affiliates	(163)	(683)	--	(846)
Other income	3,515	(420)	--	3,095
Income before income taxes	455,069	(64,325)	--	390,744
Income tax provision	(131,647)	23,372	--	(108,275)
Net income	$323,422	$(40,953)	$--	$282,469
Less: Net income attributable to noncontrolling interests	969	-	--	969
Net income attributable to Oil States International, Inc.	$322,453	$(40,953)	$--	$281,500

Net income per share attributable to Oil States International, Inc. common stockholders
Basic	$6.30			$5.50
Diluted	$5.86			$5.12
Weighted average number of common shares outstanding (in thousands):
Basic	51,163			51,163
Diluted	55,007			55,007

The accompanying notes are an integral part of these pro forma financial statements.

OIL STATES INTERNATIONAL, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

Year ended December 31, 2010

(In Thousands, Except Per Share Amounts)

	Historical	Tubular Services	Pro Forma Adjustments	Pro Forma
Revenues:
Product	$1,282,212	$(945,887)	$--	$336,325
Service and other	1,129,772	(23,278)	--	1,106,494
	2,411,984	(969,165)	--	1,442,819
Costs and expenses:
Product costs	1,147,427	(897,454)	--	249,973
Service and other costs	726,867	(20,351)	--	706,516
Selling, general and administrative expenses	150,865	(15,028)	--	135,837
Depreciation and amortization expense	124,202	(1,301)	--	122,901
Other operating expense	7,041	-	--	7,041
	2,156,402	(934,134)	--	1,222,268
Operating income	255,582	(35,031)	--	220,551
Interest expense, net of capitalized interest	(16,274)	-	--	(16,274)
Interest income	751	-	--	751
Equity in earnings (loss) of unconsolidated affiliates	239	(264)	--	(25)
Other income	330	(195)	--	135
Income before income taxes	240,628	(35,490)	--	205,138
Income tax provision	(72,023)	13,173	--	(58,850)
Net income	$168,605	$(22,317)	$--	$146,288
Less: Net income attributable to noncontrolling interests	587	-	--	587
Net income attributable to Oil States International, Inc.	$168,018	$(22,317)	$--	$145,701

Net income per share attributable to Oil States International, Inc. common stockholders
Basic	$3.34			$2.90
Diluted	$3.19			$2.76
Weighted average number of common shares outstanding (in thousands):
Basic	50,238			50,238
Diluted	52,700			52,700

The accompanying notes are an integral part of these pro forma financial statements.

Pro Forma Adjustments

          The following pro forma information corresponding to the unaudited pro forma adjustments is presented for illustrative purposes only and does not purport to represent what the actual results of operations or the financial position of the Company would have been had the transactions occurred on the respective dates assumed, nor is it necessarily indicative of the Company’s future operating results or financial position. In addition, the future financial position and future results of operations may vary significantly from the financial position and results of operations reflected by such pro forma adjustments.

          The unaudited pro forma condensed consolidated financial information includes the following adjustments.

(a) To reflect anticipated cash proceeds from MITA for the Disposition.

(b) To reflect retention of all cash of Sooner by the Company upon the Disposition.

(c) To reflect anticipated transaction expenses related to the Disposition.

(d) To reflect the application of anticipated net proceeds from the Disposition to repay the Company’s U.S. term loan.

(e) To reflect income taxes estimated to be payable on the estimated gain from the Disposition.

(f) To reflect removal of tax liabilities assumed by the Company through the closing date.

(g) To reflect the reduction in interest expense due to the application of anticipated net proceeds from the Disposition to repay the U.S. term loan and to reflect the tax effect of lower interest at estimated federal and state statutory tax rates.